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                                                                    EXHIBIT 10.1


                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
                            AND AGREEMENT TO RELEASE

         This First Amendment to Credit and Security Agreement and Agreement to Release (this "Amendment"), made as of March 25, 2002 among THOMAS & BETTS CORPORATION, as Borrower, (the "Borrower"), the various financial institutions whose names appear as lenders on the signature pages to the Credit Agreement (as defined below) (together with any other financial institution which subsequently becomes a lender under the Credit Agreement, the "Lenders"), and WACHOVIA BANK, N.A., as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, and the Agent are parties to that certain Credit and Security Agreement, dated as of November 15, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has determined that it is in its best interest to sell certain of its Equipment Collateral, Inventory Collateral, and Real Property relating to three of its product lines as disclosed to the Agent and the Lenders under the terms of a confidentiality agreement (the "Assets"), and in connection with such proposed sale of its Assets, the Borrower has requested certain amendments to the Credit Agreement and the Required Lenders and the Agent have agreed to such amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

         1. Amendments to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment which are set forth below, the Credit Agreement shall be amended as follows:

                  (a) Article 1 of the Credit Agreement, Definitions, is hereby amended to add the following definition for "Assets," with such definition to be inserted in its proper alphabetical order:

                  ""Assets" means the assets of the Borrower relating to the three product lines disclosed to the Agent and the Lenders under the terms of a confidentiality agreement and designated as being the "Assets" as such term is defined in that certain First Amendment to Credit and Security Agreement and Agreement to Release dated as of March 25, 2002."

                  (b) Article 1 of the Credit Agreement, Definitions, is hereby amended to modify the existing definition of "Equipment Availability" by deleting the existing definition for such term in its entirety and substituting in lieu thereof the following definition:



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                  ""Equipment Availability" means (i) from the Closing Date
                  through and including the earlier of (a) the date that the Borrower consummates the sale of the Assets, or (b) March
                  31, 2002, an amount equal to $11,200,000 multiplied by the Equipment Availability Adjustment, and (ii) thereafter, through and including the Termination Date, an amount equal to $7,100,000 multiplied by the Equipment Availability Adjustment.

                  (c) Section 5.05(b)(i) of the Credit Agreement,
Consolidations, Mergers and Sales of Assets, is hereby modified by deleting such
Section in its entirety and substituting in lieu thereof, the following:

                  "so long as no Default or Event of Default shall have occurred and be continuing, or would be caused thereby, and subject to the provisions of SECTION 2.10(c), the dispositions of assets related to the product lines for Meters, circuit protection, Zinco breakers, enclosures, and the Assets;"

         2. Agreement to Release. Subject to the terms and conditions hereof and of Section 5.05 of the Credit Agreement, upon receipt by the Agent of evidence satisfactory to it of the consummation of the sale of the Assets and the deposit of Net Cash Proceeds therefrom in an amount not less than $40,000,000 into the Collateral Reserve Account, the Agent agrees that it will release its security interest in the Assets.

         3. Increase in Permitted Equipment Disposition Limit. The Borrower has requested and the Agent has agreed in the exercise of its Permitted Discretion to increase the Permitted Equipment Disposition Limit, as defined in the Credit Agreement, to 19.0%.

         4. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Credit Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or


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continuity of the Agent's and the Lenders' security interests in, security titles to, or other Liens on, any Collateral for the Obligations, other than as expressly set forth herein.

         5. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agent, on behalf of itself and the Lenders, shall have received, in form and substance reasonably satisfactory to it:

                  (a) duly executed counterparts of this Amendment;

                  (b) an updated Borrowing Base Certificate, after giving effect to the sale of the Assets; and

                  (c) such other information, documents, instruments or approvals as the Agent may require, in form and substance reasonably satisfactory to Agent.

         6. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee;

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's organizational documents, (ii) law; or (iii) or any contractual restriction binding on or affecting the Borrower;

                  (c) This Amendment and each of the other Credit Documents, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and

                  (d) No Default or Event of Default, under the Credit Agreement as amended hereby is existing or would be caused by the sale of the Assets.

         7. Reference to and Effect on the Credit Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         8. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees


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and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

         9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         10. Credit Document. This Amendment shall be deemed to be a Credit Document for all purposes.

         11. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof and shall be deemed to be a writing for all purposes.



                  [remainder of page intentionally left blank]





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                  IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.


                                         THOMAS & BETTS CORPORATION


                                         By: /s/ Thomas C. Oviatt
                                             -----------------------------------
                                             Name:  Thomas C. Oviatt
                                             Title: Treasurer

                                         8155 T&B Boulevard
                                         Memphis, Tennessee 38125
                                         Facsimile:  901-252-1372

                                         WACHOVIA BANK, N.A.,
                                         as Agent and as a Lender


                                         By: /s/ W. Eugene Wilson
                                             ----------------------------------
                                             Name: W. Eugene Wilson
                                                   -----------------------------
                                             Title: Director
                                                    ----------------------------


                                         Lending Office
                                         Wachovia Bank, N.A.
                                         191 Peachtree Street, N.E.
                                         Atlanta, Georgia 30303-1757
                                         Attention: Structured Finance
                                         Facsimile: 404-332-6920



First Amendment and Agreement to Release

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                                       FLEET CAPITAL CORPORATION,
                                       as a Lender


                                       By: /s/ Christopher K. Waivne
                                           -----------------------------------
                                           Name: Christopher K. Waivne
                                                 -----------------------------
                                           Title: Vice President
                                                  ----------------------------


                                       Lending Office
                                       Fleet Capital Corporation
                                       300 Galleria Parkway, N.W.
                                       Atlanta, GA   30339
                                       Attention: Harold E. Blatt,
                                         Executive Vice President
                                       Facsimile: 770-859-2483


                                       SIEMENS FINANCIAL
                                              SERVICES, INC.
                                       as a Lender


                                       By: /s/ Frank Amodio
                                           -----------------------------------
                                           Name: Frank Amodio
                                                 -----------------------------
                                           Title: VP - Credit
                                                  ----------------------------


                                       Lending Office
                                       Siemens Financial Services, Inc.
                                       200 Somerset Corporate Blvd.
                                       Bridgewater, NJ  08807-2843
                                       Attention: Frank Amodio, Vice President -
                                       Credit
                                       Facsimile: 901-252-1345





First Amendment and Agreement to Release

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                                       CIBC, INC.,
                                       as a Lender


                                       By: /s/ Dominic Sorresso
                                           -------------------------------------
                                           Name: Dominic Sorresso
                                                 -------------------------------
                                           Title: Executive Director
                                                  ------------------------------


                                       Lending Office
                                       CIBC, Inc.
                                       425 Lexington Avenue
                                       New York,  NY   10017
                                       Attention: Dominic J. Sorresso,
                                         Executive Director
                                       Facsimile: 212-856-3991



                                       THE NORTHERN TRUST COMPANY,
                                       as a Lender


                                       By: /s/ Christopher L. McKean
                                           -------------------------------------
                                           Name: Christopher L. McKean
                                                 -------------------------------
                                           Title: Second Vice President
                                                  ------------------------------


                                       Lending Office
                                       The Northern Trust Company
                                       50 S. LaSalle
                                       Chicago, IL  60675
                                       Attention: Christopher McKean, Second
                                              Vice President
                                       Facsimile: 312-444-5055






First Amendment and Agreement to Release

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                                     KBC BANK N.V.,
                                     as a Lender


                                     By: /s/ Jean-Pierre Diels, Eric Raskin
                                         ---------------------------------------
                                         Name: Jean-Pierre Diels, Eric Raskin
                                               ---------------------------------
                                     Title: First Vice President, Vice President
                                            ------------------------------------


                                      Lending Office
                                      KBC Bank N.V.
                                      245 Peachtree Center Avenue
                                      Marquis One Tower, Suite 2550
                                      Atlanta, GA  30303
                                      Attention: Jackie Brunetto, Vice
                                      President
                                      Facsimile: 404-584-5465









First Amendment and Agreement to Release